Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2016	2016	2015	2015	2015	2016	2015
ASSETS
Cash and due from banks	$84,647	$83,479	$101,120	$93,803	$100,455	1.4%	(15.7)%
Other interest-earning assets	408,086	408,060	292,516	579,920	387,324	—%	5.4%
Loans held for sale	34,330	19,719	16,886	26,937	33,980	74.1%	1.0%
Investment securities	2,529,724	2,516,205	2,484,773	2,436,337	2,440,492	0.5%	3.7%
Loans, net of unearned income	14,155,159	13,870,701	13,838,602	13,536,361	13,244,230	2.1%	6.9%
Allowance for loan losses	(162,546)	(163,841)	(169,054)	(167,136)	(167,485)	(0.8)%	(2.9)%
Net loans	13,992,613	13,706,860	13,669,548	13,369,225	13,076,745	2.1%	7.0%
Premises and equipment	228,861	228,057	225,535	225,705	226,794	0.4%	0.9%
Accrued interest receivable	43,316	44,379	42,767	42,846	41,193	(2.4)%	5.2%
Goodwill and intangible assets	531,556	531,556	531,556	531,562	531,567	—%	—%
Other assets	626,902	583,939	550,017	531,724	526,923	7.4%	19.0%
Total Assets	$18,480,035	$18,122,254	$17,914,718	$17,838,059	$17,365,473	2.0%	6.4%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$14,292,564	$14,404,280	$14,132,317	$14,084,394	$13,505,709	(0.8)%	5.8%
Short-term borrowings	722,214	352,883	497,663	431,631	409,035	104.7%	76.6%
Other liabilities	392,708	326,128	293,302	316,697	293,271	20.4%	33.9%
FHLB advances and long-term debt	965,552	965,654	949,542	979,433	1,132,641	—%	(14.8)%
Total Liabilities	16,373,038	16,048,945	15,872,824	15,812,155	15,340,656	2.0%	6.7%
Shareholders' equity	2,106,997	2,073,309	2,041,894	2,025,904	2,024,817	1.6%	4.1%
Total Liabilities and Shareholders' Equity	$18,480,035	$18,122,254	$17,914,718	$17,838,059	$17,365,473	2.0%	6.4%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,635,347	$5,558,108	$5,462,330	$5,339,928	$5,237,800	1.4%	7.6%
Commercial - industrial, financial and agricultural	4,099,177	4,035,333	4,088,962	3,929,908	3,806,699	1.6%	7.7%
Real estate - home equity	1,647,319	1,659,481	1,684,439	1,693,649	1,689,688	(0.7)%	(2.5)%
Real estate - residential mortgage	1,447,292	1,377,459	1,376,160	1,382,085	1,369,103	5.1%	5.7%
Real estate - construction	853,699	810,872	799,988	769,565	731,925	5.3%	16.6%
Consumer	278,071	263,221	268,588	271,696	272,494	5.6%	2.0%
Leasing and other	194,254	166,227	158,135	149,530	136,521	16.9%	42.3%
Total Loans, net of unearned income	$14,155,159	$13,870,701	$13,838,602	$13,536,361	$13,244,230	2.1%	6.9%
Deposits, by type:
Noninterest-bearing demand	$4,125,375	$4,134,861	$3,948,114	$3,906,228	$3,805,165	(0.2)%	8.4%
Interest-bearing demand	3,358,536	3,430,206	3,451,207	3,362,336	3,129,903	(2.1)%	7.3%
Savings deposits	3,986,008	3,972,199	3,868,046	3,880,103	3,566,888	0.3%	11.8%
Time deposits	2,822,645	2,867,014	2,864,950	2,935,727	3,003,753	(1.5)%	(6.0)%
Total Deposits	$14,292,564	$14,404,280	$14,132,317	$14,084,394	$13,505,709	(0.8)%	5.8%
Short-term borrowings, by type:
Customer repurchase agreements	$168,521	$162,431	$111,496	$145,225	$169,918	3.7%	(0.8)%
Customer short-term promissory notes	69,509	76,807	78,932	80,879	74,059	(9.5)%	(6.1)%
Short-term FHLB advances	35,000	81,000	110,000	200,000	160,000	(56.8)%	(78.1)%
Federal funds purchased	449,184	32,645	197,235	5,527	5,058	N/M	N/M
Total Short-term Borrowings	$722,214	$352,883	$497,663	$431,631	$409,035	104.7%	76.6%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended					% Change from		Six Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30	Jun 30
	2016	2016	2015	2015	2015	2016	2015	2016	2015	% Change
Interest Income:
Interest income	$149,309	$149,311	$147,560	$146,228	$144,229	—%	3.5%	$298,620	$290,001	3.0%
Interest expense	20,393	20,257	19,761	20,534	21,309	0.7%	(4.3)%	40,650	43,500	(6.6)%
Net Interest Income	128,916	129,054	127,799	125,694	122,920	(0.1)%	4.9%	257,970	246,501	4.7%
Provision for credit losses	2,511	1,530	2,750	1,000	2,200	64.1%	14.1%	4,041	(1,500)	N/M
Net Interest Income after Provision	126,405	127,524	125,049	124,694	120,720	(0.9)%	4.7%	253,929	248,001	2.4%
Non-Interest Income:
Other service charges and fees	12,983	10,750	12,676	10,965	10,988	20.8%	18.2%	23,733	20,351	16.6%
Service charges on deposit accounts	12,896	12,558	12,909	12,982	12,637	2.7%	2.0%	25,454	24,206	5.2%
Investment management and trust services	11,247	10,988	10,919	11,237	11,011	2.4%	2.1%	22,235	21,900	1.5%
Mortgage banking income	3,897	4,030	4,317	3,864	5,339	(3.3)%	(27.0)%	7,927	10,027	(20.9)%
Other	5,038	3,864	4,242	3,996	4,099	30.4%	22.9%	8,902	8,182	8.8%
Non-Interest Income before Investment Securities Gains	46,061	42,190	45,063	43,044	44,074	9.2%	4.5%	88,251	84,666	4.2%
Investment securities gains	76	947	776	1,730	2,415	(92.0)%	(96.9)%	1,023	6,560	(84.4)%
Total Non-Interest Income	46,137	43,137	45,839	44,774	46,489	7.0%	(0.8)%	89,274	91,226	(2.1)%
Non-Interest Expense:
Salaries and employee benefits	70,029	69,372	65,467	65,308	65,067	0.9%	7.6%	139,401	130,057	7.2%
Net occupancy expense	11,811	12,220	11,566	10,710	11,809	(3.3)%	—%	24,031	25,501	(5.8)%
Other outside services	5,508	6,056	6,537	7,373	8,125	(9.0)%	(32.2)%	11,564	13,875	(16.7)%
Data processing	5,476	5,400	5,127	5,105	4,894	1.4%	11.9%	10,876	9,662	12.6%
Software	3,953	3,921	4,068	3,984	3,376	0.8%	17.1%	7,874	6,694	17.6%
Professional fees	3,353	2,333	2,814	2,828	2,731	43.7%	22.8%	5,686	5,602	1.5%
FDIC insurance expense	2,960	2,949	2,896	2,867	2,885	0.4%	2.6%	5,909	5,707	3.5%
Equipment expense	2,872	3,371	3,626	3,595	3,335	(14.8)%	(13.9)%	6,243	7,293	(14.4)%
Marketing	1,916	1,624	1,754	2,102	2,235	18.0%	(14.3)%	3,540	3,468	2.1%
Operating risk loss	986	540	987	1,136	674	82.6%	46.3%	1,526	1,501	1.7%
Other real estate owned and repossession expense	365	638	1,123	1,016	129	(42.8)%	182.9%	1,003	1,491	(32.7)%
Intangible amortization	—	—	6	5	106	—%	N/M	—	236	(100.0)%
Loss on redemption of trust preferred securities	—	—	—	5,626	—	—%	—%	—	—	—%
Other	12,408	11,989	12,468	13,234	12,988	3.5%	(4.5)%	24,397	25,745	(5.2)%
Total Non-Interest Expense	121,637	120,413	118,439	124,889	118,354	1.0%	2.8%	242,050	236,832	2.2%
Income Before Income Taxes	50,905	50,248	52,449	44,579	48,855	1.3%	4.2%	101,153	102,395	(1.2)%
Income tax expense	11,155	11,991	13,914	10,328	12,175	(7.0)%	(8.4)%	23,146	25,679	(9.9)%
Net Income	$39,750	$38,257	$38,535	$34,251	$36,680	3.9%	8.4%	$78,007	$76,716	1.7%
PER SHARE:
Net income:
Basic	$0.23	$0.22	$0.22	$0.20	$0.21	4.5%	9.5%	$0.45	$0.43	4.7%
Diluted	0.23	0.22	0.22	0.20	0.21	4.5%	9.5%	0.45	0.43	4.7%

Cash dividends	$0.10	$0.09	$0.11	$0.09	$0.09	11.1%	11.1%	$0.19	$0.18	5.6%
Shareholders' equity	12.17	11.96	11.72	11.66	11.50	1.8%	5.8%	12.17	11.50	5.8%
Shareholders' equity (tangible)	9.10	8.89	8.67	8.60	8.48	2.4%	7.3%	9.10	8.48	7.3%

Weighted average shares (basic)	173,394	173,331	173,709	174,338	176,433	—%	(1.7)%	173,363	177,446	(2.3)%
Weighted average shares (diluted)	174,318	174,416	174,833	175,342	177,531	(0.1)%	(1.8)%	174,367	178,488	(2.3)%
Shares outstanding, end of period	173,139	173,393	174,176	173,771	176,019	(0.1)%	(1.6)%	173,139	176,019	(1.6)%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.88%	0.86%	0.86%	0.78%	0.86%			0.87%	0.90%
Return on average shareholders' equity	7.65%	7.47%	7.51%	6.72%	7.24%			7.56%	7.64%
Return on average shareholders' equity (tangible)	10.26%	10.07%	10.16%	9.11%	9.83%			10.17%	10.39%
Net interest margin	3.20%	3.23%	3.19%	3.18%	3.20%			3.22%	3.24%
Efficiency ratio	67.59%	68.33%	66.63%	68.82%	68.94%			67.96%	69.55%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	June 30, 2016			March 31, 2016			June 30, 2015
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$13,966,024	$138,317	3.98%	$13,853,420	$137,895	4.00%	$13,192,600	$133,339	4.05%
Taxable investment securities	2,127,780	11,159	2.10%	2,180,593	12,003	2.20%	2,048,558	10,944	2.14%
Tax-exempt investment securities	314,851	3,570	4.54%	259,396	3,138	4.84%	216,355	2,894	5.35%
Equity securities	14,220	185	5.23%	14,386	218	6.10%	27,618	379	5.50%
Total Investment Securities	2,456,851	14,914	2.43%	2,454,375	15,359	2.50%	2,292,531	14,217	2.48%
Loans held for sale	19,449	188	3.87%	12,252	131	4.28%	26,335	265	4.03%
Other interest-earning assets	357,211	864	0.96%	358,562	898	1.00%	439,425	933	0.85%
Total Interest-earning Assets	16,799,535	154,283	3.69%	16,678,609	154,283	3.72%	15,950,891	148,754	3.74%
Noninterest-earning assets:
Cash and due from banks	100,860			98,449			104,723
Premises and equipment	227,517			226,284			226,569
Other assets	1,189,226			1,137,292			1,094,071
Less: allowance for loan losses	(164,573)			(167,372)			(176,085)
Total Assets	$18,152,565			$17,973,262			$17,200,169
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,454,031	$1,527	0.18%	$3,438,355	$1,494	0.17%	$3,152,697	$987	0.13%
Savings deposits	3,989,988	1,886	0.19%	3,932,824	1,804	0.18%	3,568,579	1,247	0.14%
Time deposits	2,844,434	7,474	1.06%	2,867,651	7,429	1.04%	3,027,520	7,819	1.04%
Total Interest-bearing Deposits	10,288,453	10,887	0.43%	10,238,830	10,727	0.42%	9,748,796	10,053	0.41%
Short-term borrowings	403,669	217	0.21%	445,402	268	0.24%	379,988	103	0.11%
FHLB advances and long-term debt	965,526	9,289	3.86%	958,213	9,262	3.88%	1,026,987	11,153	4.35%
Total Interest-bearing Liabilities	11,657,648	20,393	0.70%	11,642,445	20,257	0.70%	11,155,771	21,309	0.77%
Noninterest-bearing liabilities:
Demand deposits	4,077,642			3,967,887			3,734,880
Other	327,360			304,131			277,730
Total Liabilities	16,062,650			15,914,463			15,168,381
Shareholders' equity	2,089,915			2,058,799			2,031,788
Total Liabilities and Shareholders' Equity	$18,152,565			$17,973,262			$17,200,169
Net interest income/net interest margin (fully taxable equivalent)		133,890	3.20%		134,026	3.23%		127,445	3.20%
Tax equivalent adjustment		(4,974)			(4,972)			(4,525)
Net interest income		$128,916			$129,054			$122,920

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2016	2016	2015	2015	2015	2016	2015
Loans, by type:
Real estate - commercial mortgage	$5,557,680	$5,487,421	$5,365,640	$5,242,021	$5,210,540	1.3%	6.7%
Commercial - industrial, financial and agricultural	4,080,524	4,095,268	4,035,287	3,887,161	3,836,397	(0.4)%	6.4%
Real estate - home equity	1,656,140	1,674,032	1,694,455	1,692,860	1,695,171	(1.1)%	(2.3)%
Real estate - residential mortgage	1,399,851	1,381,409	1,377,116	1,381,141	1,356,464	1.3%	3.2%
Real estate - construction	820,881	792,014	765,555	753,584	698,685	3.6%	17.5%
Consumer	272,293	263,295	267,726	270,391	265,354	3.4%	2.6%
Leasing and other	178,655	159,981	153,487	142,716	129,989	11.7%	37.4%
Total Loans, net of unearned income	$13,966,024	$13,853,420	$13,659,266	$13,369,874	$13,192,600	0.8%	5.9%
Deposits, by type:
Noninterest-bearing demand	$4,077,642	$3,967,887	$3,999,118	$3,904,176	$3,734,880	2.8%	9.2%
Interest-bearing demand	3,454,031	3,438,355	3,411,904	3,316,532	3,152,697	0.5%	9.6%
Savings deposits	3,989,988	3,932,824	3,903,741	3,714,282	3,568,579	1.5%	11.8%
Time deposits	2,844,434	2,867,651	2,903,715	2,963,774	3,027,520	(0.8)%	(6.0)%
Total Deposits	$14,366,095	$14,206,717	$14,218,478	$13,898,764	$13,483,676	1.1%	6.5%
Short-term borrowings, by type:
Customer repurchase agreements	$180,595	$171,408	$142,004	$149,415	$179,804	5.4%	0.4%
Customer short-term promissory notes	77,535	74,013	80,568	79,308	80,073	4.8%	(3.2)%
Federal funds purchased	138,012	183,970	44,468	85,092	108,078	(25.0)%	27.7%
Short-term FHLB advances and other borrowings	7,527	16,011	14,457	10,870	12,033	(53.0)%	(37.4)%
Total Short-term Borrowings	$403,669	$445,402	$281,497	$324,685	$379,988	(9.4)%	6.2%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Six Months Ended June 30
	2016			2015
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$13,909,722	$276,212	3.99%	$13,144,332	$266,394	4.08%
Taxable investment securities	2,154,187	23,162	2.15%	2,027,170	22,226	2.19%
Tax-exempt investment securities	287,123	6,708	4.67%	222,684	6,106	5.48%
Equity securities	14,303	403	5.67%	29,901	829	5.58%
Total Investment Securities	2,455,613	30,273	2.47%	2,279,755	29,161	2.56%
Loans held for sale	15,850	319	4.03%	21,694	438	4.04%
Other interest-earning assets	357,887	1,762	0.98%	456,633	3,038	1.33%
Total Interest-earning Assets	16,739,072	308,566	3.70%	15,902,414	299,031	3.79%
Noninterest-earning assets:
Cash and due from banks	99,654			104,996
Premises and equipment	226,901			226,480
Other assets	1,163,259			1,104,019
Less: allowance for loan losses	(165,972)			(179,985)
Total Assets	$18,062,914			$17,157,924
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,446,193	$3,021	0.18%	$3,144,358	$1,970	0.13%
Savings deposits	3,961,405	3,690	0.19%	3,542,960	2,366	0.13%
Time deposits	2,856,044	14,903	1.05%	3,044,463	15,540	1.03%
Total Interest-bearing Deposits	10,263,642	21,614	0.42%	9,731,781	19,876	0.41%
Short-term borrowings	424,535	485	0.23%	344,797	180	0.10%
FHLB advances and long-term debt	961,870	18,551	3.87%	1,075,262	23,444	4.38%
Total Interest-bearing Liabilities	11,650,047	40,650	0.70%	11,151,840	43,500	0.78%
Noninterest-bearing liabilities:
Demand deposits	4,022,764			3,698,661
Other	315,746			283,504
Total Liabilities	15,988,557			15,134,005
Shareholders' equity	2,074,357			2,023,919
Total Liabilities and Shareholders' Equity	$18,062,914			$17,157,924
Net interest income/net interest margin (fully taxable equivalent)		267,916	3.22%		255,531	3.24%
Tax equivalent adjustment		(9,946)			(9,030)
Net interest income		$257,970			$246,501
(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Six Months Ended
	June 30
	2016	2015	% Change
Loans, by type:
Real estate - commercial mortgage	$5,522,550	$5,187,322	6.5%
Commercial - industrial, financial and agricultural	4,087,897	3,803,475	7.5%
Real estate - home equity	1,665,086	1,708,163	(2.5)%
Real estate - residential mortgage	1,390,631	1,363,382	2.0%
Real estate - construction	806,448	693,715	16.3%
Consumer	267,794	262,265	2.1%
Leasing and other	169,316	126,010	34.4%
Total Loans, net of unearned income	$13,909,722	$13,144,332	5.8%
Deposits, by type:
Noninterest-bearing demand	$4,022,764	$3,698,661	8.8%
Interest-bearing demand	3,446,193	3,144,358	9.6%
Savings deposits	3,961,405	3,542,960	11.8%
Time deposits	2,856,044	3,044,463	(6.2)%
Total Deposits	$14,286,406	$13,430,442	6.4%
Short-term borrowings, by type:
Customer repurchase agreements	$176,001	$176,732	(0.4)%
Customer short-term promissory notes	75,774	83,148	(8.9)%
Federal funds purchased	160,991	66,795	141.0%
Short-term FHLB advances and other borrowings	11,769	18,122	(35.1)%
Total Short-term Borrowings	$424,535	$344,797	23.1%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended					Six Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Jun 30	Jun 30
	2016	2015	2015	2015	2015	2016	2015
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$166,065	$171,412	$169,395	$169,453	$179,658	$171,412	$185,931
Loans charged off:
Commercial - industrial, financial and agricultural	(4,625)	(6,188)	(970)	(1,640)	(11,166)	(10,813)	(13,029)
Consumer and home equity	(1,614)	(2,548)	(1,466)	(1,590)	(1,227)	(4,162)	(2,775)
Real estate - residential mortgage	(340)	(1,068)	(513)	(1,035)	(783)	(1,408)	(2,064)
Real estate - commercial mortgage	(1,474)	(582)	(1,207)	(660)	(1,642)	(2,056)	(2,351)
Real estate - construction	(742)	(326)	—	(114)	(87)	(1,068)	(87)
Leasing and other	(1,951)	(443)	(1,304)	(522)	(467)	(2,394)	(830)
Total loans charged off	(10,746)	(11,155)	(5,460)	(5,561)	(15,372)	(21,901)	(21,136)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	2,931	2,319	1,409	1,598	1,471	5,250	2,257
Consumer and home equity	889	534	825	618	557	1,423	1,049
Real estate - residential mortgage	420	136	775	201	187	556	346
Real estate - commercial mortgage	1,367	825	1,072	842	451	2,192	887
Real estate - construction	1,563	383	548	898	231	1,946	1,378
Leasing and other	108	81	98	346	70	189	241
Recoveries of loans previously charged off	7,278	4,278	4,727	4,503	2,967	11,556	6,158
Net loans charged off	(3,468)	(6,877)	(733)	(1,058)	(12,405)	(10,345)	(14,978)
Provision for credit losses	2,511	1,530	2,750	1,000	2,200	4,041	(1,500)
Balance at end of period	$165,108	$166,065	$171,412	$169,395	$169,453	$165,108	$169,453
Net charge-offs to average loans (annualized)	0.10%	0.20%	0.02%	0.03%	0.38%	0.15%	0.23%
NON-PERFORMING ASSETS:
Non-accrual loans	$111,742	$122,170	$129,523	$132,154	$129,152
Loans 90 days past due and accruing	15,992	15,013	15,291	12,867	20,353
Total non-performing loans	127,734	137,183	144,814	145,021	149,505
Other real estate owned	11,918	10,946	11,099	10,561	12,763
Total non-performing assets	$139,652	$148,129	$155,913	$155,582	$162,268
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$38,902	$39,140	$44,071	$38,032	$35,839
Real estate - commercial mortgage	35,704	43,132	41,170	49,021	49,932
Real estate - residential mortgage	25,030	25,182	28,484	27,707	31,562
Consumer and home equity	16,061	16,210	17,123	15,186	17,215
Real estate - construction	11,879	12,005	12,460	14,989	14,884
Leasing	158	1,514	1,506	86	73
Total non-performing loans	$127,734	$137,183	$144,814	$145,021	$149,505

TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$27,324	$27,565	$28,511	$29,330	$31,584
Real-estate - commercial mortgage	17,808	17,427	17,563	17,282	17,482
Consumer and home equity	7,191	6,562	4,589	3,983	3,330
Commercial - industrial, financial and agricultural	5,756	5,650	5,953	7,399	6,591
Real estate - construction	3,086	3,092	3,942	4,363	4,482
Total accruing TDRs	$61,165	$60,296	$60,558	$62,357	$63,469
Non-accrual TDRs (1)	24,887	27,277	31,035	27,618	27,230
Total TDRs	$86,052	$87,573	$91,593	$89,975	$90,699
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:	Total Delinquency %
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2016	2016	2015	2015	2015

Real estate - commercial mortgage	0.81%	0.93%	0.91%	1.08%	1.30%
Commercial - industrial, financial and agricultural	1.25%	1.46%	1.27%	1.32%	1.16%
Real estate - construction	1.93%	2.00%	1.87%	2.25%	2.05%
Real estate - residential mortgage	2.70%	3.10%	3.40%	3.27%	3.83%
Consumer, home equity, leasing and other	1.47%	1.48%	1.58%	1.41%	1.52%
Total	1.30%	1.44%	1.41%	1.49%	1.60%

(2) Includes non-accrual loans

ASSET QUALITY RATIOS:
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2016	2016	2015	2015	2015
Non-accrual loans to total loans	0.79%	0.88%	0.94%	0.98%	0.98%
Non-performing loans to total loans	0.90%	0.99%	1.05%	1.07%	1.13%
Non-performing assets to total loans and OREO	0.99%	1.07%	1.13%	1.15%	1.22%
Non-performing assets to total assets	0.76%	0.82%	0.87%	0.87%	0.93%
Allowance for credit losses to loans outstanding	1.17%	1.20%	1.24%	1.25%	1.28%
Allowance for credit losses to non-performing loans	129.26%	121.05%	118.37%	116.81%	113.34%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	8.02%	8.67%	9.27%	9.35%	9.76%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended					Six Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Jun 30	Jun 30
	2016	2016	2015	2015	2015	2016	2015
Shareholders' equity (tangible), per share
Shareholders' equity	$2,106,997	$2,073,309	$2,041,894	$2,025,904	$2,024,817
Less: Goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,562)	(531,567)
Tangible shareholders' equity (numerator)	$1,575,441	$1,541,753	$1,510,338	$1,494,342	$1,493,250

Shares outstanding, end of period (denominator)	173,139	173,393	174,176	173,771	176,019

Shareholders' equity (tangible), per share	$9.10	$8.89	$8.67	$8.60	$8.48

Return on average common shareholders' equity (tangible)
Net income	$39,750	$38,257	$38,535	$34,251	$36,680	$78,007	$76,716
Plus: Intangible amortization, net of tax	—	—	4	3	69	—	153
Numerator	$39,750	$38,257	$38,539	$34,254	$36,749	$78,007	$76,869

Average shareholders' equity	$2,089,915	$2,058,799	$2,036,769	$2,022,829	$2,031,788	$2,074,357	$2,023,919
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,559)	(531,564)	(531,618)	(561,556)	(531,675)
Average tangible shareholders' equity (denominator)	$1,558,359	$1,527,243	$1,505,210	$1,491,265	$1,500,170	$1,512,801	$1,492,244

Return on average common shareholders' equity (tangible), annualized	10.26%	10.07%	10.16%	9.11%	9.83%	10.17%	10.39%

Efficiency ratio
Non-interest expense	$121,637	$120,413	$118,439	$124,889	$118,354	$242,050	$236,832
Less: Intangible amortization	—	—	(6)	(5)	(106)	—	(236)
Less: Loss on redemption of trust preferred securities	—	—	—	(5,626)	—	—	—
Numerator	$121,637	$120,413	$118,433	$119,258	$118,248	$242,050	$236,596

Net interest income (fully taxable equivalent)	$133,890	$134,026	$132,683	$130,250	$127,445	$267,916	$255,531
Plus: Total Non-interest income	46,137	43,137	45,839	44,774	46,489	89,274	91,226
Less: Investment securities gains	(76)	(947)	(776)	(1,730)	(2,415)	(1,023)	(6,560)
Denominator	$179,951	$176,216	$177,746	$173,294	$171,519	$356,167	$340,197

Efficiency ratio	67.59%	68.33%	66.63%	68.82%	68.94%	67.96%	69.55%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$139,652	$148,129	$155,913	$155,582	$162,268

Tangible shareholders' equity	$1,575,441	$1,541,753	1,510,338	1,494,342	$1,493,250
Plus: Allowance for credit losses	165,108	166,065	171,412	169,395	169,453
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,740,549	$1,707,818	$1,681,750	$1,663,737	$1,662,703

Non-performing assets to tangible common shareholders' equity and allowance for credit losses	8.02%	8.67%	9.27%	9.35%	9.76%

Pre-provision net revenue
Net interest income	$128,916	$129,054	$127,799	$125,694	$122,920
Non-interest income	46,137	43,137	45,839	44,774	46,489
Less: Investment securities gains	(76)	(947)	(776)	(1,730)	(2,415)
Total revenue	$174,977	$171,244	$172,862	$168,738	$166,994

Non-interest expense	$121,637	$120,413	$118,439	$124,889	$118,354
Less: Loss on redemption of TruPS	—	—	—	(5,626)	—
Total non-interest expense, as adjusted	$121,637	$120,413	$118,439	$119,263	$118,354

Pre-provision net revenue	$53,340	$50,831	$54,423	$49,475	$48,640